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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 21, 2000


SUPERIOR BANK FSB (as seller and servicer under the Sale and Servicing Agreement, dated as of June 1, 2000, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 2000-2)


                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)


        UNITED STATES                333-83597               36-1414142
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)      Identification Number)


         ONE LINCOLN CENTRE
      OAKBROOK TERRACE, ILLINOIS                      60181
      --------------------------                    ----------
        (Address of Principal                       (Zip Code)
          Executive Offices)


Registrant's telephone number, including area code (630) 916-4000


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                                       -2-


Item 5.  OTHER EVENTS.

         On or about June 28, 2000, the Registrant will cause the issuance and sale of approximately $546,000,000 initial principal amount of AFC Mortgage Loan Asset Backed Notes, Series 2000-2, Class 1A and Class 2A (collectively, the "Notes") pursuant to a Sale and Servicing Agreement to be dated as of June 1, 2000, by and between the Registrant, as seller and servicer, AFC Trust Series 2000-2, as issuer, and LaSalle Bank National Association, as indenture trustee.

         In connection with the sale of AFC Mortgage Loan Asset Backed Notes, Series 2000-2, Class 1A and Class 2A (collectively, the "Underwritten Notes"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated and Prudential Securities Incorporated (together, the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") with respect to the Underwritten Notes following the effective date of Registration Statement No. 333-83597, which Computational Materials are being filed as exhibits to this report.

           The information in the Computational Materials will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on collateral information provided by the Registrant and assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Notes.


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                                       -3-



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   FINANCIAL STATEMENTS.

                  Not Applicable.


         (b)   PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable.


         (c)   EXHIBITS


                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                     Description
-----------                --------------                  -----------
   99.1                          99                 Computational Materials


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                                       -4-


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SUPERIOR BANK FSB


                                            By: /s/ WILLIAM C. BRACKEN
                                               ---------------------------------
                                            Name:   William C. Bracken
                                            Title:  Senior Vice President
                                                    and Chief Financial Officer


Dated: June 21, 2000


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                                       -5-



                                  EXHIBIT INDEX
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Exhibit           Description
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99.1              Computational Materials